UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): December 26, 2013

GLOBAL EAGLE ENTERTAINMENT INC.

(Exact Name of Registrant as Specified in Charter)

Delaware	001-35176	27-4757800
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

4553 Glencoe Avenue, Los Angeles, CA 90292	90292
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: 310-437-6000

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.

On December 26, 2013, Global Eagle Entertainment Inc. (the “Company”) issued a press release announcing the closing of the sale by the Company of an aggregate of 13,340,000 shares of common stock in its recently announced public offering, including 1,740,000 shares of common stock sold pursuant to the exercise in full of the over-allotment option by the underwriters for the offering. A copy of the press release is attached hereto as Exhibit 99.1 and incorporated by reference herein.

Item 9.01. Financial Statements and Exhibits.

(d)	Exhibits.

99.1	Press release issued by Global Eagle Entertainment Inc. dated December 26, 2013.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Global Eagle Entertainment Inc.

By:	/s/ Michael Pigott
Name: Michael Pigott
Title: VP Legal

Dated: December 26, 2013

Exhibit Index

99.1	Press release issued by Global Eagle Entertainment Inc. dated December 26, 2013.